SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:        November 25, 1997
                       -----------------
(Date of earliest event reported)


                         MORTGAGE CAPITAL FUNDING, INC.
                         ------------------------------
                                    (Sponsor)
                              (Issuer in Respect of
   Multifamily/Commercial Mortgage Pass-Through Certificates Series 1997-MC2)
               (Exact name of registrant as specified in charter)

Delaware                       333-24489                          13-3408716
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(State or other juris-        (Commission                     (I.R.S. Employer
diction of organization)       File Nos.)                    Identification No.)


399 Park Avenue, New York, New York                                  10043
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(Address of principal executive offices)                           (Zip Code)


      Registrant's Telephone Number, including area code (212) 793-5880
                                                         --------------

      (Former name, former address and former fiscal year, if changed since last report.)


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Item 2.        Acquisition or Disposition of Assets
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Description of the Certificates and the Mortgage Pool

      On November 25, 1997, a single series of certificates, entitled Mortgage Capital Funding, Inc., Multifamily/Commercial Mortgage Pass-Through Certificates, Series 1997-MC2 (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), attached hereto as Exhibit 4.1, dated as of November 1, 1997, among Mortgage Capital Funding, Inc., as Sponsor (the "Sponsor"), Citicorp Real Estate, Inc., as Mortgage Loan Seller ("CREI"), NationsBanc Mortgage Capital Corporation, as Additional Warranting Party, Midland Loan Services, L.P., as Master Servicer, CRIIMI MAE Services Limited Partnership, as Special Servicer, LaSalle National Bank, as Trustee and REMIC Administrator, and ABN AMRO Bank N.V., as Fiscal Agent. The Certificates consist of fourteen classes identified as the "Class X Certificates", the "Class A-1 Certificates", the "Class A-2 Certificates", the "Class B Certificates", the "Class C Certificates", the "Class D Certificates", the "Class E Certificates", the "Class F Certificates", the "Class G Certificates", the "Class H Certificates", the "Class J Certificates", the "Class K Certificates", the "Class R-I Certificates" and the "Class R-II Certificates", respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of 181 conventional, fixed-rate, multifamily and commercial, mortgage loans (the "Mortgage Loans"), having, as of the close of business on November 1, 1997 (the "Cut-off Date"), an aggregate principal balance of $870,577,289 (the "Initial Pool Balance"), after taking into account all payments of principal due on the Mortgage Loans on or before such date, whether or not received. The Sponsor acquired the Trust Fund assets from CREI, an affiliate of the Sponsor, pursuant to a mortgage loan purchase agreement, dated as of November 20, 1997, between the Sponsor and CREI. The Sponsor sold the Class X, Class A-1, Class A-2, Class B, Class C, Class D and Class E Certificates to Citibank, N.A. and NationsBanc Montgomery Securities, Inc. ("NMSI"), as underwriters (the "Underwriters"), pursuant to an underwriting agreement (the "Underwriting Agreement") dated November 20, 1997, a copy of which is attached hereto as Exhibit 1.1.

      The Class A-1 Certificates have an initial stated principal balance (a "Certificate Balance") of $143,471,137. The Class A-2 Certificates have an initial Certificate Balance of $465,932,965. The Class B Certificates have an initial Certificate Balance of $52,234,637. The Class C Certificates have an initial Certificate Balance of $43,528,864. The Class D Certificates have an initial Certificate Balance of $39,175,978. The Class E Certificates have an initial Certificate Balance of $26,117,318.

      Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.


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


Item 7.  Financial Statements and Exhibits
         ---------------------------------

            (a)     Not applicable

            (b)     Not applicable

            (c)     Exhibits


Exhibit No.                            Description
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      1.1               Underwriting Agreement dated November 20, 1997, among
                        Mortgage Capital Funding, Inc., as Sponsor, and Citibank, N.A. and NationsBanc Montgomery Securities, Inc., as Underwriters.

      4.1 Pooling and Servicing Agreement dated as of November 1, 1997, among Mortgage Capital Funding, Inc., as Sponsor, Citicorp Real Estate,Inc., as Mortgage Loan Seller, NationsBanc Mortgage Capital Corporation, as Additional Warranting Party, Midland Loan Services, L.P., as Master Servicer, CRIIMI MAE Services Limited Partnership, as Special Servicer, LaSalle National Bank, as Trustee and REMIC Administrator, and ABN AMRO Bank N.V., as Fiscal Agent.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


MORTGAGE CAPITAL FUNDING, INC.
(Registrant)

By: /s/ Anne Galbraith
    ------------------
     Anne Galbraith.
     Vice President


     Dated: November 25, 1997


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

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


      MORTGAGE CAPITAL FUNDING, INC.
      (Registrant)

      By:_______________
          Anne Galbraith
          Vice President


      Dated: November 25, 1997


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